                                   PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                         ABFS Mortgage Loan Trust 1999-1

                             APPROXIMATE CLASS SIZES

--------------------------------------------------------------------------------
                                FIXED-RATE NOTES
                    *********(Fixed-Rate Collateral)*********

                       $ [100,000,000] Class A-1 (Pool A)
                       $ [ 84,075,000] Class A-2 (Pool B)

--------------------------------------------------------------------------------



The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 1999-1 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1



                               PRICING INFORMATION
                               (FIXED-RATE NOTES)
                     --------------------------------------


Class:                   A-1*


Approximate
Face Amount:            [100,000,000]   approximate

Coupon:                 [TBD]

Price:                  [TBD]

Yield:                  [TBD]

Spread:                 [TBD]

Exp Avg Life
to Maturity:            [3.447]yrs      approximate

Exp Avg Life
to Call:                [3.160]yrs      approximate

Exp 1st
Prin Pmt:               [04/26/1999]

Exp Mat
to call:                [12/25/2006]

Exp Mat:                [07/25/2016]

Stated Mat:             [05/25/2030]

Exp Rating
(Moody's/S&P):          Aaa/AAA

Pricing Speed:          25% HEP

Pricing Date:           [TBD]

Investor
Settle Date:            03/30/99

Cut-off Date
(Close of Business):    02/28/99

Pmt Delay:              24 days

Dated Date:             03/01/99

Int Pmt:                30/360

Pmt Terms:              Monthly

1st Int.
Pmt Date:               04/26/99

Collateral
Type:                   Fixed-Rate (Conforming) ("Pool A")

SMMEA
Eligibility:            Non-SMMEA




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1


*Class A-1 Coupon Step-up:      Class A-1 is priced to call. If the Servicer
                                does not exercise the Cleanup Call, the Coupon on Class A-1 will increase 50 basis points.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A-1
                                   Noteholders;
                                7) Monthly principal to the Class A-1
                                   Noteholders (as described below);
                                8) Certain excess cashflow to build
                                   overcollateralization ("O/C") for Class A-1
                                   Notes;
                                9) To make a cross-collateralized payment for
                                   certain shortfalls in payments on the Class
                                   A-2 Notes;
                               10) To make a deposit to a reserve fund, if it is
                                   then underfunded; and
                               11) Any remaining excess cashflow to the holders
                                   of the Trust Certificates.

Class A-1 Note
Principal Paydown:              All principal collected from Pool A is paid to
                                the Class A-1 Noteholders.




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1


                               PRICING INFORMATION
                               (FIXED-RATE NOTES)
                     --------------------------------------


Class:                  A-2**

Approximate
Face Amount:            [84,075,000]  approximate

Coupon:                 [TBD]

Price:                  [TBD]

Yield:                  [TBD]

Spread:                 [TBD]

Exp Avg Life
to Maturity:            [3.382]yrs     approximate

Exp Avg Life
to Call:                [3.115]yrs     approximate

Exp 1st
Prin Pmt:               [04/26/1999]

Exp Mat
to call:                [11/25/2006]


Exp Mat:                [08/25/2014]

Stated Mat:             [05/25/2030]

Exp Rating
(Moody's/S&P):          Aaa/AAA

Pricing Speed:          25% HEP

Pricing Date:           [TBD]

Investor
Settle Date:            03/30/99

Cut-off Date
(Close of Business):    02/28/99

Pmt Delay:              24 days

Dated Date:             03/01/99

Int Pmt:                30/360

Pmt Terms:              Monthly

1st Int.
Pmt Date:               04/26/99

Collateral
Type:                   Fixed-Rate ("Pool B")

SMMEA
Eligibility:            Non-SMMEA





THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1


**Class A-2 Coupon Step-up:     Class A-2 is priced to call. If the Servicer
                                does not exercise the Cleanup Call, the Coupon on Class A-2 will increase 50 basis points.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A-2
                                   Noteholders;
                                7) Monthly principal to the Class A-2
                                   Noteholders (as described below);
                                8) Certain excess cashflow to build
                                   overcollateralization ("O/C") for the Class
                                   A-2 Notes;
                                9) To make cross-collateralized payment for
                                   certain shortfalls in payments on the Class
                                   A-1 Notes;
                               10) To make a deposit to a reserve fund, if it is
                                   then underfunded; and
                               11) Any remaining excess cashflow to the holders
                                   of the Trust Certificates.

Class A-2 Note
Principal Paydown:              All principal collected from Pool B is paid to
                                the Class A-2 Noteholders.




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1999-1, Series 1999-1
                        Class A-1 and Class A-2 (the "Class A Notes").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage Investment Corp.
                        will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee:                The Bank of New York, a New York banking corporation.

Aggregate
Note Balance:           [$184,075,000]

Securities Offered:     100% FSA-guaranteed notes.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [TBD]

Investor
Settlement Date:        03/30/99

Form of Notes:          Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Coupon:                 [TBD]% on Class A-1 Notes
                        [TBD]% on Class A-2 Notes


Prepayment
Assumption:             25% HEP  (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in April 1999. The payment delay will be 24 days for the Class A Notes.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Class A Notes will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional
Cleanup Call:           The Servicer may call the Class A-1 Notes or the Class
                        A-2 Notes, separately, on any Remittance Date when the then outstanding principal balance of the Class A-1
                        Notes or the Class A-2 Notes, respectively, is less than or equal to 10% of the original principal balance of the Class A-1 Notes or the Class A-2 Notes, respectively.
                        Based upon the cleanup call described in this paragraph, there will be a coupon step-up feature with respect to each class.

                        The Servicer may also call the Class A Notes on any Remittance Date when the then-outstanding collateral balance (Pool A & Pool B) is less than or equal to 10% of the original collateral balance (Pool A & Pool B).




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow from Pool A and Pool B.

Note Insurer: Financial Security Assurance Inc. ("FSA"). FSA's claims-paying ability is rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Note Insurance Policy:  The Note Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Notes.

Overcollateralization
and Reserve Account:    The credit enhancement provisions of the Trust are
                        intended to provide for the acceleration of the Class A
                        Notes relative to the amortization of the related collateral (i.e., Pool A for the A-1 Notes and Pool B for the A-2 Notes), generally in the early months of the transaction. Accelerated amortization is achieved by applying excess interest collected on the related collateral to the payment of principal on the related group of Notes, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the related group of Notes faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the related collateral pool over the principal balance of the related Notes is created. On the first payment date, 0% of the excess cashflow available from each pool will be directed to build O/C; after the first payment date, 100% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not reached or maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to reach or maintain the required O/C level.
                        If either Pool's O/C target is reached before the other's, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. After initially reaching their O/C target, if either Pool's O/C target is maintained and the other Pool becomes deficient in its O/C requirement, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. If the sum of the O/C level of the "unsatisfied" Pool and the amount on deposit in the Reserve Account exceeds the O/C target, such excess will be distributed to the Trust Certificateholder.
                        Funds on deposit in the Reserve Account will be used to pay shortfalls of current interest or credit losses on either Class of Notes, but only to the extent the O/C level on such Class has been reduced to zero.

Cross-
Collateralization:      The two pools are cross-collateralized to a limited
                        extent.

Overcollateralization
Levels for Pool A &
Pool B (Approx.):       Initial O/C based on original collateral balance: [0.5%]
                        O/C Target based on original collateral balance:  [5.0%]
                        These O/C percentages are subject to step-downs beginning in month [31] if certain tests are met.




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-1


Pool A
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool A Pre-funded Amount"), which will equal approximately [$16,297,704.74] will be deposited in the Pool A Pre-funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        A Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [31] days from the Settlement Date, the Pool A Pre-funding
                        Amount will remain in the Pool A Pre-funding Account.
                        The Pool A Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture.
                        Any Pool A Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-1 Noteholders on the May 25, 1999 Distribution
                        Date as a partial prepayment of principal on such group of Notes.

Pool B
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool B Pre-funded Amount"), which will equal approximately [$13,702,295.26] will be deposited in the Pool B Pre- funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        B Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [31] days from the Settlement Date, the Pool B Pre-funding
                        Amount will remain in the Pool B Pre-funding Account.
                        The Pool B Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture.
                        Any Pool B Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-2 Noteholders on the May 25, 1999 Distribution
                        Date as a partial prepayment of principal on such group of Notes.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Notes will be ERISA eligible.

                        Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:               Class A Notes: Debt for tax. The Notes will be issued by
                        an Owner Trust.

Legal Investment:       None of the Class A Notes will be SMMEA-eligible.

Note Ratings:           Moody's: "Aaa" for all Class A Notes.
                        S&P:     "AAA" for all Class A Notes.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho at
                                 (212) 778-4127 or Kenny Rosenberg at
                                 (212) 778-2440.
                        FSG:     Januar Laude at (212) 778-7176, Howard Blecher
                                 at (212) 778-4429 or Jeff Park at (212)
                                 778-2108.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KENNY ROSENBERG AT:

                        IMPACT ID:  ROSENBER
                        CCMAIL:     KENNETH_C_ROSENBERG@PRUSEC.COM




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $100,000,000.00                                      DATED DATE: 03/01/99
          COUPON: TBD                          ABFS991               FIRST PAYMENT: 04/25/99
          FACTOR: 1.0000000000                                       TOTAL CLASSES: 2
ORIGINAL BALANCE: $100,000,000.00     BOND A1 BE-YIELD TABLE      YIELD TABLE DATE: 03/30/99
                                           PREPAYMENT SPEED
                                            ***TO CALL***

           PRICING SPEED
                   25.0%      15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     98-00         7.166       6.975       7.069       7.166       7.264       7.364
     98-04         7.118       6.941       7.028       7.118       7.208       7.300
     98-08         7.069       6.908       6.987       7.069       7.151       7.235
     98-12         7.020       6.875       6.947       7.020       7.095       7.171
     98-16         6.972       6.842       6.906       6.972       7.038       7.106
     98-20         6.924       6.809       6.866       6.924       6.982       7.042
     98-24         6.876       6.776       6.825       6.876       6.926       6.978
     98-28         6.828       6.743       6.785       6.828       6.870       6.914

     99-00         6.780       6.711       6.745       6.780       6.815       6.851
     99-04         6.732       6.678       6.704       6.732       6.759       6.787
     99-08         6.684       6.645       6.664       6.684       6.704       6.724
     99-12         6.636       6.613       6.625       6.636       6.648       6.660
     99-16         6.589       6.581       6.585       6.589       6.593       6.597
     99-20         6.541       6.548       6.545       6.541       6.538       6.534
     99-24         6.494       6.516       6.505       6.494       6.483       6.471
     99-28         6.447       6.484       6.466       6.447       6.428       6.409

    100-00         6.400       6.452       6.426       6.400       6.373       6.346
    100-04         6.353       6.420       6.387       6.353       6.319       6.284
    100-08         6.306       6.388       6.347       6.306       6.264       6.222
    100-12         6.259       6.356       6.308       6.259       6.210       6.159
    100-16         6.213       6.324       6.269       6.213       6.156       6.097
    100-20         6.166       6.292       6.230       6.166       6.102       6.036
    100-24         6.120       6.261       6.191       6.120       6.048       5.974
    100-28         6.073       6.229       6.152       6.073       5.994       5.912

    101-00         6.027       6.198       6.114       6.027       5.940       5.851
    101-04         5.981       6.166       6.075       5.981       5.886       5.789
    101-08         5.935       6.135       6.036       5.935       5.833       5.728
    101-12         5.889       6.103       5.998       5.889       5.779       5.667
    101-16         5.843       6.072       5.959       5.843       5.726       5.606
    101-20         5.797       6.041       5.921       5.797       5.673       5.545
    101-24         5.752       6.010       5.883       5.752       5.620       5.485
    101-28         5.706       5.979       5.845       5.706       5.567       5.424

First Payment      0.069       0.069       0.069       0.069       0.069       0.069
Average Life       3.160       5.079       3.911       3.160       2.650       2.274
Last Payment       7.736      12.653       9.736       7.736       6.403       5.403
Mod.Dur. @ 100-00  2.644       3.878       3.153       2.644       2.274       1.990
Accrued Interest   0.522       0.522       0.522       0.522       0.522       0.522




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $84,075,000.00                                                                  DATED DATE: 03/01/99
          COUPON: TBD                                     ABFS991                              FIRST PAYMENT: 04/25/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $84,075,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/99
                                                      PREPAYMENT SPEED
                                                       ***TO CALL***

           PRICING SPEED
                   25.0%      15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     98-00         7.174       6.984       7.078       7.174       7.272       7.373
     98-04         7.125       6.950       7.036       7.125       7.215       7.308
     98-08         7.075       6.916       6.995       7.075       7.158       7.243
     98-12         7.026       6.883       6.953       7.026       7.101       7.177
     98-16         6.977       6.849       6.912       6.977       7.044       7.112
     98-20         6.928       6.815       6.871       6.928       6.987       7.048
     98-24         6.880       6.781       6.830       6.880       6.931       6.983
     98-28         6.831       6.748       6.789       6.831       6.874       6.918

     99-00         6.782       6.714       6.748       6.782       6.818       6.854
     99-04         6.734       6.681       6.707       6.734       6.761       6.790
     99-08         6.686       6.647       6.666       6.686       6.705       6.726
     99-12         6.637       6.614       6.626       6.637       6.649       6.662
     99-16         6.589       6.581       6.585       6.589       6.593       6.598
     99-20         6.541       6.548       6.545       6.541       6.538       6.534
     99-24         6.493       6.515       6.504       6.493       6.482       6.470
     99-28         6.445       6.482       6.464       6.445       6.427       6.407

    100-00         6.398       6.449       6.424       6.398       6.371       6.344
    100-04         6.350       6.416       6.384       6.350       6.316       6.281
    100-08         6.303       6.384       6.344       6.303       6.261       6.218
    100-12         6.255       6.351       6.304       6.255       6.206       6.155
    100-16         6.208       6.318       6.264       6.208       6.151       6.092
    100-20         6.161       6.286       6.224       6.161       6.096       6.030
    100-24         6.114       6.253       6.185       6.114       6.042       5.967
    100-28         6.067       6.221       6.145       6.067       5.987       5.905

    101-00         6.020       6.189       6.106       6.020       5.933       5.843
    101-04         5.973       6.156       6.066       5.973       5.878       5.781
    101-08         5.927       6.124       6.027       5.927       5.824       5.719
    101-12         5.880       6.092       5.988       5.880       5.770       5.657
    101-16         5.834       6.060       5.949       5.834       5.716       5.595
    101-20         5.788       6.028       5.910       5.788       5.663       5.534
    101-24         5.741       5.996       5.871       5.741       5.609       5.473
    101-28         5.695       5.965       5.832       5.695       5.555       5.411

First Payment      0.069       0.069       0.069       0.069       0.069       0.069
Average Life       3.115       4.917       3.827       3.115       2.616       2.246
Last Payment       7.653      12.153       9.486       7.653       6.319       5.319
Mod.Dur. @ 100-00  2.611       3.786       3.098       2.611       2.248       1.968
Accrued Interest   0.522       0.522       0.522       0.522       0.522       0.522


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 99-1
     -  Cut Off Date of Tape is  2/8/99
     -  Fixed - Group 1
     -      $52,821,606.16
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     534

Aggregate Unpaid Principal Balance:                $52,821,606.16
Aggregate Original Principal Balance:              $52,859,155.43

Weighted Average Gross Coupon:                            11.127%
Gross Coupon Range:                             8.240% -  17.990%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $98,916.87
Average Original Principal Balance:                    $98,987.18

Maximum Unpaid Principal Balance:                     $240,000.00
Minimum Unpaid Principal Balance:                       $9,792.27

Maximum Original Principal Balance:                   $240,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          267.030
Stated Rem Term Range:                          35.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.515
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           267.545
Original Term Range:                            36.000 -  360.000

Weighted Average Combined LTV:                             79.027
Combined LTV Range:                             5.880% -  91.530%

--------------------------------------------------------------------------------

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                              Percentage of
                                                                              Aggregate        Cut-Off Date
                      Gross Mortgage                            Number of      Unpaid           Aggregate
                       Interest Rate                            Mortgage      Principl          Principal
                          Range                                 Loans         Balance           Balance
 8.00% less than Gross Coupon less than or equal to  8.25%          3          250,000.00          0.47
 8.25% less than Gross Coupon less than or equal to  8.50%          7          996,819.03          1.89
 8.50% less than Gross Coupon less than or equal to  8.75%          3          280,569.91          0.53
 8.75% less than Gross Coupon less than or equal to  9.00%         19        1,933,568.55          3.66
 9.00% less than Gross Coupon less than or equal to  9.25%          4          540,369.12          1.02
 9.25% less than Gross Coupon less than or equal to  9.50%         29        3,486,175.33          6.60
 9.50% less than Gross Coupon less than or equal to  9.75%          9          898,419.96          1.70
 9.75% less than Gross Coupon less than or equal to 10.00%         70        8,235,650.22         15.59
10.00% less than Gross Coupon less than or equal to 10.25%         18        1,681,015.43          3.18
10.25% less than Gross Coupon less than or equal to 10.50%         42        4,901,008.66          9.28
10.50% less than Gross Coupon less than or equal to 10.75%         15        1,841,691.83          3.49
10.75% less than Gross Coupon less than or equal to 11.00%         83        8,995,045.90         17.03
11.00% less than Gross Coupon less than or equal to 11.25%         14        1,151,845.43          2.18
11.25% less than Gross Coupon less than or equal to 11.50%         31        3,325,639.75          6.30
11.50% less than Gross Coupon less than or equal to 11.75%         14        1,126,787.66          2.13
11.75% less than Gross Coupon less than or equal to 12.00%         36        3,376,695.19          6.39
12.00% less than Gross Coupon less than or equal to 12.25%         15        1,030,385.37          1.95
12.25% less than Gross Coupon less than or equal to 12.50%         30        2,045,384.12          3.87
12.50% less than Gross Coupon less than or equal to 12.75%          7          183,860.33          0.35
12.75% less than Gross Coupon less than or equal to 13.00%         19        1,391,325.06          2.63
13.00% less than Gross Coupon less than or equal to 13.25%          1           95,912.85          0.18
13.25% less than Gross Coupon less than or equal to 13.50%          5           89,520.11          0.17
13.50% less than Gross Coupon less than or equal to 13.75%          9          589,474.49          1.12
13.75% less than Gross Coupon less than or equal to 14.00%          4          204,449.77          0.39
14.00% less than Gross Coupon less than or equal to 14.25%          1           84,000.00          0.16
14.25% less than Gross Coupon less than or equal to 14.50%          2          204,144.30          0.39
14.50% less than Gross Coupon less than or equal to 14.75%          3          265,500.00          0.50
14.75% less than Gross Coupon less than or equal to 15.00%          2          215,000.00          0.41
15.25% less than Gross Coupon less than or equal to 15.50%          1           13,595.82          0.03
15.50% less than Gross Coupon less than or equal to 15.75%          2           33,963.48          0.06
15.75% less than Gross Coupon less than or equal to 16.00%         33        3,200,605.08          6.06
16.00% less than Gross Coupon less than or equal to 16.25%          2          138,200.00          0.26
17.50% less than Gross Coupon less than or equal to 18.00%          1           14,983.41          0.03
---------------------------------------------------------------------------------------------------------
Total.................................                            534     $ 52,821,606.16        100.00%
=========================================================================================================




                                  ORIGINAL TERM


                                                                                      Percentage of
                                                                    Aggregate         Cut-Off Date
                                                     Number of       Unpaid            Aggregate
                                                      Mortgage      Principal          Principal
                 Original Term                         Loans        Balance             Balance
 24 less than Orig. Term less than or equal to  36        1          11,754.06           0.02%
 48 less than Orig. Term less than or equal to  60       16         353,887.01           0.67%
 60 less than Orig. Term less than or equal to  72        1          16,446.24           0.03%
 72 less than Orig. Term less than or equal to  84        2         116,450.65           0.22%
 84 less than Orig. Term less than or equal to  96        2          29,759.29           0.06%
 96 less than Orig. Term less than or equal to 108        2          31,857.92           0.06%
108 less than Orig. Term less than or equal to 120       42       1,233,316.20           2.33%
120 less than Orig. Term less than or equal to 132        1          18,200.00           0.03%
144 less than Orig. Term less than or equal to 156        1          18,899.01           0.04%
168 less than Orig. Term less than or equal to 180      199      20,254,641.82          38.35%
180 less than Orig. Term less than or equal to 192        1          82,100.00           0.16%
204 less than Orig. Term less than or equal to 216        3         230,095.04           0.44%
228 less than Orig. Term less than or equal to 240       51       4,544,288.51           8.60%
288 less than Orig. Term less than or equal to 300       22       2,513,790.74           4.76%
324 less than Orig. Term less than or equal to 336        1         120,000.00           0.23%
336 less than Orig. Term less than or equal to 348       18       2,093,851.28           3.96%
348 less than Orig. Term less than or equal to 360      171      21,152,268.39          40.04%
-----------------------------------------------------------------------------------------------
Total.............................................      534    $ 52,821,606.16         100.00%
===============================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                                                     Percentage of
                                                                    Aggregate         Cut-Off Date
                                                     Number of       Unpaid            Aggregate
                                                      Mortgage      Principal          Principal
               Remaining Term                          Loans        Balance             Balance
 24 less than Rem Term less than or equal to  36         1           11,754.06           0.02%
 48 less than Rem Term less than or equal to  60        16          353,887.01           0.67%
 60 less than Rem Term less than or equal to  72         1           16,446.24           0.03%
 72 less than Rem Term less than or equal to  84         2          116,450.65           0.22%
 84 less than Rem Term less than or equal to  96         2           29,759.29           0.06%
 96 less than Rem Term less than or equal to 108         2           31,857.92           0.06%
108 less than Rem Term less than or equal to 120        42        1,233,316.20           2.33%
120 less than Rem Term less than or equal to 132         1           18,200.00           0.03%
144 less than Rem Term less than or equal to 156         1           18,899.01           0.04%
168 less than Rem Term less than or equal to 180       199       20,254,641.82          38.35%
180 less than Rem Term less than or equal to 192         1           82,100.00           0.16%
204 less than Rem Term less than or equal to 216         3          230,095.04           0.44%
228 less than Rem Term less than or equal to 240        51        4,544,288.51           8.60%
288 less than Rem Term less than or equal to 300        22        2,513,790.74           4.76%
324 less than Rem Term less than or equal to 336         1          120,000.00           0.23%
336 less than Rem Term less than or equal to 348        18        2,093,851.28           3.96%
348 less than Rem Term less than or equal to 360       171       21,152,268.39          40.04%
-----------------------------------------------------------------------------------------------
Total...........................................       534     $ 52,821,606.16         100.00%
===============================================================================================

                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                            Percentage of
                                                                               Aggregate    Cut-Off Date
                                                                 Number of      Unpaid       Aggregate
                                                                 Mortgage      Principal     Principal
                Original CLTV Ratio                               Loans         Balance       Balance
  5.000 less than CLTV less than or equal to  10.000                 4          45,930.51       0.09
 10.000 less than CLTV less than or equal to  15.000                 1           9,927.84       0.02
 15.000 less than CLTV less than or equal to  20.000                 7         295,773.21       0.56
 20.000 less than CLTV less than or equal to  25.000                 4         191,820.29       0.36
 25.000 less than CLTV less than or equal to  30.000                 4          52,990.82       0.10
 30.000 less than CLTV less than or equal to  35.000                 3          51,542.92       0.10
 35.000 less than CLTV less than or equal to  40.000                 7         297,151.22       0.56
 40.000 less than CLTV less than or equal to  45.000                 4         119,628.43       0.23
 45.000 less than CLTV less than or equal to  50.000                11         616,719.42       1.17
 50.000 less than CLTV less than or equal to  55.000                13       1,115,777.10       2.11
 55.000 less than CLTV less than or equal to  60.000                17       1,548,818.04       2.93
 60.000 less than CLTV less than or equal to  65.000                19       1,780,428.00       3.37
 65.000 less than CLTV less than or equal to  70.000                35       3,252,366.80       6.16
 70.000 less than CLTV less than or equal to  75.000                57       5,501,081.82      10.41
 75.000 less than CLTV less than or equal to  80.000                92       9,850,972.32      18.65
 80.000 less than CLTV less than or equal to  85.000               107      11,337,998.12      21.46
 85.000 less than CLTV less than or equal to  90.000               147      16,464,828.80      31.17
 90.000 less than CLTV less than or equal to  95.000                 2         287,850.50       0.54
------------------------------------------------------------------------------------------------------
Total...............................................               534    $ 52,821,606.16     100.00%
======================================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                                         Percentage of
                                                                            Aggregate     Cut-Off Date
                        Original                             Number of       Unpaid        Aggregate
                      Mortgage Loan                           Mortgage      Principal      Principal
                    Principal Balance                          Loans         Balance        Balance
     5,000 less than Balance less than or equal to  10,000      11          109,519.39        0.21
    10,000 less than Balance less than or equal to  15,000      48          644,504.54        1.22
    15,000 less than Balance less than or equal to  20,000      50          892,004.93        1.69
    20,000 less than Balance less than or equal to  25,000       5          101,180.93        0.19
    75,000 less than Balance less than or equal to  80,000      15        1,197,700.86        2.27
    80,000 less than Balance less than or equal to  85,000      32        2,670,638.33        5.06
    85,000 less than Balance less than or equal to  90,000      50        4,403,431.30        8.34
    90,000 less than Balance less than or equal to  95,000      32        2,975,894.90        5.63
    95,000 less than Balance less than or equal to 100,000      35        3,435,813.76        6.50
   100,000 less than Balance less than or equal to 105,000      23        2,372,593.79        4.49
   105,000 less than Balance less than or equal to 110,000      26        2,795,473.75        5.29
   110,000 less than Balance less than or equal to 115,000      23        2,579,295.50        4.88
   115,000 less than Balance less than or equal to 120,000      30        3,554,696.14        6.73
   120,000 less than Balance less than or equal to 125,000       8          974,210.97        1.84
   130,000 less than Balance less than or equal to 135,000      22        2,914,812.69        5.52
   135,000 less than Balance less than or equal to 140,000      13        1,789,359.85        3.39
   140,000 less than Balance less than or equal to 145,000      10        1,425,496.30        2.70
   145,000 less than Balance less than or equal to 150,000      12        1,775,134.44        3.36
   150,000 less than Balance less than or equal to 200,000      71       12,230,916.43       23.16
   200,000 less than Balance less than or equal to 250,000      18        3,978,927.36        7.53
--------------------------------------------------------------------------------------------------
Total...............................                           534      $ 52,821,606.16    100.00%
==================================================================================================


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                          Percentage of
                                                                            Aggregate     Cut-Off Date
                            Current                          Number of       Unpaid        Aggregate
                         Mortgage Loan                       Mortgage       Principal      Principal
                       Principal Balance                      Loans         Balance        Balance
     5,000 less than Balance less than or equal to  10,000      12          119,311.66       0.23
    10,000 less than Balance less than or equal to  15,000      47          634,712.27       1.20
    15,000 less than Balance less than or equal to  20,000      50          892,004.93       1.69
    20,000 less than Balance less than or equal to  25,000       5          101,180.93       0.19
    75,000 less than Balance less than or equal to  80,000      15        1,197,700.86       2.27
    80,000 less than Balance less than or equal to  85,000      32        2,670,638.33       5.06
    85,000 less than Balance less than or equal to  90,000      50        4,403,431.30       8.34
    90,000 less than Balance less than or equal to  95,000      33        3,070,852.85       5.81
    95,000 less than Balance less than or equal to 100,000      34        3,340,855.81       6.32
   100,000 less than Balance less than or equal to 105,000      23        2,372,593.79       4.49
   105,000 less than Balance less than or equal to 110,000      26        2,795,473.75       5.29
   110,000 less than Balance less than or equal to 115,000      23        2,579,295.50       4.88
   115,000 less than Balance less than or equal to 120,000      30        3,554,696.14       6.73
   120,000 less than Balance less than or equal to 125,000       8          974,210.97       1.84
   130,000 less than Balance less than or equal to 135,000      22        2,914,812.69       5.52
   135,000 less than Balance less than or equal to 140,000      13        1,789,359.85       3.39
   140,000 less than Balance less than or equal to 145,000      10        1,425,496.30       2.70
   145,000 less than Balance less than or equal to 150,000      12        1,775,134.44       3.36
   150,000 less than Balance less than or equal to 200,000      71       12,230,916.43      23.16
   200,000 less than Balance less than or equal to 250,000      18        3,978,927.36       7.53
-------------------------------------------------------------------------------------------------
Total....................                                      534     $ 52,821,606.16     100.00%
=================================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                       Number of             Unpaid            Aggregate
                       Mortgage             Principal          Principal
     State               Loans               Balance            Balance

Connecticut               11                 998,311.77          1.89
Delaware                  13                 993,504.04          1.88
Florida                   45               4,625,455.34          8.76
Georgia                   38               3,906,007.15          7.39
Illinois                  23               2,294,960.19          4.34
Indiana                    2                  26,668.00          0.05
Kentucky                   1                 118,800.00          0.22
Maryland                   9               1,211,335.45          2.29
Michigan                   1                  16,400.00          0.03
Mississippi                5                 331,324.76          0.63
New Jersey               162              17,227,199.49         32.61
New York                  97              11,155,847.05         21.12
North Carolina             7                 494,233.93          0.94
Ohio                       6                 781,399.33          1.48
Pennsylvania              99               7,554,991.67         14.30
South Carolina             1                   9,934.74          0.02
Tennessee                  3                 217,071.91          0.41
Virginia                   9                 657,022.56          1.24
West Virginia              2                 201,138.78          0.38
--------------------------------------------------------------------------
Total...............     534            $ 52,821,606.16      100.00%
==========================================================================



                             MORTGAGED PROPERTIES


                                                            Percentage of
                                                Aggregate   Cut-Off Date
                               Number of         Unpaid      Aggregate
                               Mortgage         Principal    Principal
                                 Loans           Balance      Balance

Mixed Use                         13         1,500,436.74       2.84
PUD                                1           162,900.00       0.31
Commercial                         4           469,250.67       0.89
Townhouses                        12         1,010,358.90       1.91
2-4 Family                        60         6,521,708.35      12.35
Condominiums                      10           854,943.60       1.62
Single Family Detached           430        41,781,182.90      79.10
Mobile Home                        2           178,825.00       0.34
5+ Family                          2           342,000.00       0.65
--------------------------------------------------------------------------
Total...............             534      $ 52,821,606.16     100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    492       48,924,961.78          92.62
Investor                       23        1,894,366.31           3.59
Vacation/Second Home            2           32,590.66           0.06
Business                       17        1,969,687.41           3.73
--------------------------------------------------------------------------
Total..................       534     $ 52,821,606.16         100.00%
==========================================================================



                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        447              50,669,336.68        95.93
2                         87               2,152,269.48         4.07
--------------------------------------------------------------------------
Total...............     534            $ 52,821,606.16       100.00%
==========================================================================




                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 279    27,812,760.76          52.65
Partially Amortizing             255    25,008,845.40          47.35
--------------------------------------------------------------------------
Total..................          534  $ 52,821,606.16         100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 99-1
     -  Cut Off Date of Tape is  2/8/99
     -  Fixed - Group 2
     -      $44,426,648.30
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     801

Aggregate Unpaid Principal Balance:                $44,426,648.30
Aggregate Original Principal Balance:              $44,468,463.00

Weighted Average Gross Coupon:                            11.617%
Gross Coupon Range:                             7.500% -  16.250%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $55,463.98
Average Original Principal Balance:                    $55,516.18

Maximum Unpaid Principal Balance:                     $350,000.00
Minimum Unpaid Principal Balance:                      $20,000.00

Maximum Original Principal Balance:                   $350,000.00
Minimum Original Principal Balance:                    $20,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          239.552
Stated Rem Term Range:                          59.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.502
Age Range:                                       0.000 -    6.000

Weighted Average Original Term:                           240.054
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             72.629
Combined LTV Range:                            12.090% -  90.000%

--------------------------------------------------------------------------------


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                               Percentage of
                                                                               Aggregate       Cut-Off Date
                   Gross Mortgage                               Number of       Unpaid          Aggregate
                   Interest Rate                                Mortgage       Principal        Principal
                       Range                                     Loans          Balance          Balance
 7.00% less than Gross Coupon less than or equal to  7.50%          1           25,000.00          0.06
 7.75% less than Gross Coupon less than or equal to  8.00%          4          251,223.57          0.57
 8.25% less than Gross Coupon less than or equal to  8.50%          4          205,107.83          0.46
 8.50% less than Gross Coupon less than or equal to  8.75%          4          250,661.12          0.56
 8.75% less than Gross Coupon less than or equal to  9.00%         20        1,394,065.49          3.14
 9.00% less than Gross Coupon less than or equal to  9.25%         11        1,057,283.42          2.38
 9.25% less than Gross Coupon less than or equal to  9.50%         32        2,085,111.91          4.69
 9.50% less than Gross Coupon less than or equal to  9.75%         21        1,591,579.10          3.58
 9.75% less than Gross Coupon less than or equal to 10.00%         71        4,455,011.57         10.03
10.00% less than Gross Coupon less than or equal to 10.25%         23        1,361,126.17          3.06
10.25% less than Gross Coupon less than or equal to 10.50%         60        3,608,284.59          8.12
10.50% less than Gross Coupon less than or equal to 10.75%         27        1,365,799.45          3.07
10.75% less than Gross Coupon less than or equal to 11.00%        116        6,505,407.99         14.64
11.00% less than Gross Coupon less than or equal to 11.25%         21          876,279.50          1.97
11.25% less than Gross Coupon less than or equal to 11.50%         36        1,431,510.77          3.22
11.50% less than Gross Coupon less than or equal to 11.75%         18        1,195,965.65          2.69
11.75% less than Gross Coupon less than or equal to 12.00%         64        2,971,372.51          6.69
12.00% less than Gross Coupon less than or equal to 12.25%         17        1,105,299.05          2.49
12.25% less than Gross Coupon less than or equal to 12.50%         43        1,803,830.97          4.06
12.50% less than Gross Coupon less than or equal to 12.75%         19          808,972.89          1.82
12.75% less than Gross Coupon less than or equal to 13.00%         43        1,916,906.21          4.31
13.00% less than Gross Coupon less than or equal to 13.25%          9          351,411.34          0.79
13.25% less than Gross Coupon less than or equal to 13.50%         17          686,894.95          1.55
13.50% less than Gross Coupon less than or equal to 13.75%         10          537,595.59          1.21
13.75% less than Gross Coupon less than or equal to 14.00%         17          569,347.27          1.28
14.00% less than Gross Coupon less than or equal to 14.25%          1           32,819.65          0.07
14.25% less than Gross Coupon less than or equal to 14.50%          4          249,622.36          0.56
14.50% less than Gross Coupon less than or equal to 14.75%          5          189,603.57          0.43
14.75% less than Gross Coupon less than or equal to 15.00%          2          228,000.00          0.51
15.50% less than Gross Coupon less than or equal to 15.75%          8          224,754.54          0.51
15.75% less than Gross Coupon less than or equal to 16.00%         71        5,025,852.42         11.31
16.00% less than Gross Coupon less than or equal to 16.25%          2           64,946.85          0.15
-------------------------------------------------------------------------------------------------------
Total.....................................                        801     $ 44,426,648.30        100.00%
=======================================================================================================



                                  ORIGINAL TERM



                                                                                     Percentage of
                                                                    Aggregate        Cut-Off Date
                                                     Number of       Unpaid            Aggregate
                                                     Mortgage       Principal          Principal
                Original Term                          Loans         Balance            Balance
 48 less than Orig. Term less than or equal to  60       24         748,977.26           1.69%
 72 less than Orig. Term less than or equal to  84        5         205,000.00           0.46%
 84 less than Orig. Term less than or equal to  96        2          69,663.49           0.16%
 96 less than Orig. Term less than or equal to 108        1          40,000.00           0.09%
108 less than Orig. Term less than or equal to 120       53       1,742,780.71           3.92%
120 less than Orig. Term less than or equal to 132        2          68,440.25           0.15%
132 less than Orig. Term less than or equal to 144        4         149,742.42           0.34%
144 less than Orig. Term less than or equal to 156        3         153,754.43           0.35%
168 less than Orig. Term less than or equal to 180      357      20,082,354.06          45.20%
204 less than Orig. Term less than or equal to 216        3         136,818.47           0.31%
228 less than Orig. Term less than or equal to 240      121       6,596,890.04          14.85%
288 less than Orig. Term less than or equal to 300       31       1,543,062.67           3.47%
336 less than Orig. Term less than or equal to 348        5         226,675.29           0.51%
348 less than Orig. Term less than or equal to 360      190      12,662,489.21          28.50%
------------------------------------------------------------------------------------------------
Total.........................................          801     $ 44,426,648.30         100.00%
=================================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                                                      Percentage of
                                                                     Aggregate         Cut-Off Date
                                                      Number of       Unpaid            Aggregate
                                                      Mortgage       Principal          Principal
                 Remaining Term                        Loans          Balance           Balance
 48 less than Rem Term less than or equal to  60        24          748,977.26           1.69%
 72 less than Rem Term less than or equal to  84         5          205,000.00           0.46%
 84 less than Rem Term less than or equal to  96         2           69,663.49           0.16%
 96 less than Rem Term less than or equal to 108         1           40,000.00           0.09%
108 less than Rem Term less than or equal to 120        53        1,742,780.71           3.92%
120 less than Rem Term less than or equal to 132         2           68,440.25           0.15%
132 less than Rem Term less than or equal to 144         4          149,742.42           0.34%
144 less than Rem Term less than or equal to 156         3          153,754.43           0.35%
168 less than Rem Term less than or equal to 180       357       20,082,354.06          45.20%
204 less than Rem Term less than or equal to 216         3          136,818.47           0.31%
228 less than Rem Term less than or equal to 240       121        6,596,890.04          14.85%
288 less than Rem Term less than or equal to 300        31        1,543,062.67           3.47%
336 less than Rem Term less than or equal to 348         5          226,675.29           0.51%
348 less than Rem Term less than or equal to 360       190       12,662,489.21          28.50%
-----------------------------------------------------------------------------------------------
Total........................................          801     $ 44,426,648.30         100.00%
================================================================================================



                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                            Percentage of
                                                                               Aggregate    Cut-Off Date
                                                                  Number of      Unpaid       Aggregate
                                                                  Mortgage      Principal     Principal
               Original CLTV Ratio                                 Loans        Balance        Balance
 10.000 less than CLTV less than or equal to  15.000                 7         231,374.71       0.52
 15.000 less than CLTV less than or equal to  20.000                 5         175,959.80       0.40
 20.000 less than CLTV less than or equal to  25.000                 6         221,634.55       0.50
 25.000 less than CLTV less than or equal to  30.000                12         431,845.06       0.97
 30.000 less than CLTV less than or equal to  35.000                12         459,360.30       1.03
 35.000 less than CLTV less than or equal to  40.000                18         664,805.22       1.50
 40.000 less than CLTV less than or equal to  45.000                19         985,699.12       2.22
 45.000 less than CLTV less than or equal to  50.000                28       1,799,692.43       4.05
 50.000 less than CLTV less than or equal to  55.000                25       1,093,599.43       2.46
 55.000 less than CLTV less than or equal to  60.000                44       2,020,568.67       4.55
 60.000 less than CLTV less than or equal to  65.000                56       3,092,332.12       6.96
 65.000 less than CLTV less than or equal to  70.000                60       3,803,392.68       8.56
 70.000 less than CLTV less than or equal to  75.000               121       6,846,336.00      15.41
 75.000 less than CLTV less than or equal to  80.000               136       7,376,042.45      16.60
 80.000 less than CLTV less than or equal to  85.000               124       7,790,169.97      17.53
 85.000 less than CLTV less than or equal to  90.000               128       7,433,835.79      16.73
----------------------------------------------------------------------------------------------------
Total.................................................             801    $ 44,426,648.30     100.00%
=====================================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                           Percentage of
                                                                             Aggregate     Cut-Off Date
                       Original                                Number of      Unpaid        Aggregate
                      Mortgage Loan                            Mortgage      Principal      Principal
                    Principal Balance                           Loans         Balance        Balance
    15,000 less than Balance less than or equal to    20,000      23          460,000.00       1.04
    20,000 less than Balance less than or equal to    25,000      75        1,754,633.28       3.95
    25,000 less than Balance less than or equal to    30,000      81        2,308,173.55       5.20
    30,000 less than Balance less than or equal to    35,000      75        2,464,779.61       5.55
    35,000 less than Balance less than or equal to    40,000      77        2,947,627.52       6.63
    40,000 less than Balance less than or equal to    45,000      72        3,107,563.57       6.99
    45,000 less than Balance less than or equal to    50,000      52        2,507,880.73       5.64
    50,000 less than Balance less than or equal to    55,000      53        2,800,135.89       6.30
    55,000 less than Balance less than or equal to    60,000      62        3,574,948.58       8.05
    60,000 less than Balance less than or equal to    65,000      58        3,653,329.33       8.22
    65,000 less than Balance less than or equal to    70,000      56        3,803,664.07       8.56
    70,000 less than Balance less than or equal to    75,000      38        2,771,908.06       6.24
    75,000 less than Balance less than or equal to    80,000      25        1,932,443.97       4.35
    80,000 less than Balance less than or equal to    85,000       1           85,000.00       0.19
    85,000 less than Balance less than or equal to    90,000       1           85,380.00       0.19
    95,000 less than Balance less than or equal to   100,000       2          196,565.81       0.44
   120,000 less than Balance less than or equal to   125,000       7          870,871.49       1.96
   125,000 less than Balance less than or equal to   130,000      16        2,051,108.41       4.62
   150,000 less than Balance less than or equal to   200,000       3          573,418.21       1.29
   200,000 less than Balance less than or equal to   250,000      12        2,955,932.46       6.65
   250,000 less than Balance less than or equal to   300,000       8        2,192,533.76       4.94
   300,000 less than Balance less than or equal to   350,000       4        1,328,750.00       2.99
----------------------------------------------------------------------------------------------------
Total...............................................             801     $ 44,426,648.30     100.00%
====================================================================================================


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                           Percentage of
                                                                             Aggregate      Cut-Off Date
                            Current                           Number of       Unpaid         Aggregate
                         Mortgage Loan                         Mortgage      Principal       Principal
                       Principal Balance                        Loans         Balance         Balance
    15,000 less than Balance less than or equal to    20,000      23          460,000.00       1.04
    20,000 less than Balance less than or equal to    25,000      75        1,754,633.28       3.95
    25,000 less than Balance less than or equal to    30,000      81        2,308,173.55       5.20
    30,000 less than Balance less than or equal to    35,000      75        2,464,779.61       5.55
    35,000 less than Balance less than or equal to    40,000      77        2,947,627.52       6.63
    40,000 less than Balance less than or equal to    45,000      72        3,107,563.57       6.99
    45,000 less than Balance less than or equal to    50,000      53        2,557,869.60       5.76
    50,000 less than Balance less than or equal to    55,000      52        2,750,147.02       6.19
    55,000 less than Balance less than or equal to    60,000      62        3,574,948.58       8.05
    60,000 less than Balance less than or equal to    65,000      58        3,653,329.33       8.22
    65,000 less than Balance less than or equal to    70,000      56        3,803,664.07       8.56
    70,000 less than Balance less than or equal to    75,000      39        2,846,873.43       6.41
    75,000 less than Balance less than or equal to    80,000      24        1,857,478.60       4.18
    80,000 less than Balance less than or equal to    85,000       1           85,000.00       0.19
    85,000 less than Balance less than or equal to    90,000       1           85,380.00       0.19
    95,000 less than Balance less than or equal to   100,000       2          196,565.81       0.44
   120,000 less than Balance less than or equal to   125,000       7          870,871.49       1.96
   125,000 less than Balance less than or equal to   130,000      16        2,051,108.41       4.62
   150,000 less than Balance less than or equal to   200,000       3          573,418.21       1.29
   200,000 less than Balance less than or equal to   250,000      12        2,955,932.46       6.65
   250,000 less than Balance less than or equal to   300,000       8        2,192,533.76       4.94
   300,000 less than Balance less than or equal to   350,000       4        1,328,750.00       2.99
----------------------------------------------------------------------------------------------------
Total.............................................               801    $  44,426,648.30     100.00%
====================================================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                              Aggregate    Cut-Off Date
                       Number of               Unpaid        Aggregate
                       Mortgage               Principal      Principal
     State               Loans                 Balance        Balance

Colorado                   1                  68,000.00         0.15
Connecticut               18               1,359,629.96         3.06
Delaware                  15                 872,851.60         1.96
Florida                   77               4,243,327.35         9.55
Georgia                   86               4,960,739.55        11.17
Illinois                  30               2,198,905.47         4.95
Indiana                    4                 208,860.00         0.47
Kentucky                   5                 204,485.01         0.46
Maryland                  10                 739,378.54         1.66
Michigan                   1                  60,000.00         0.14
Mississippi               10                 427,800.83         0.96
Missouri                   1                  46,875.00         0.11
New Jersey               161               8,904,561.12        20.04
New York                 124               7,441,696.21        16.75
North Carolina            16                 791,416.89         1.78
Ohio                      14                 841,195.32         1.89
Pennsylvania             195               9,363,621.79        21.08
South Carolina             5                 229,514.40         0.52
Tennessee                  6                 336,146.74         0.76
Unknown                    1                  49,431.75         0.11
Vermont                    1                  55,750.00         0.13
Virginia                  17                 868,015.04         1.95
West Virginia              3                 154,445.73         0.35
--------------------------------------------------------------------------
Total...............     801            $ 44,426,648.30        100.00%
==========================================================================



                              MORTGAGED PROPERTIES


                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage         Principal      Principal
                               Loans           Balance        Balance

Mixed Use                         16         1,362,573.68       3.07
PUD                                2           136,370.32       0.31
Commercial                         7           919,892.04       2.07
Townhouses                        37         1,551,733.52       3.49
2-4 Family                        57         3,633,979.12       8.18
Condominiums                      14           599,460.72       1.35
Single Family Detached           665        36,136,403.60      81.34
Mobile Home                        3            86,235.30       0.19
--------------------------------------------------------------------------
Total...............             801      $ 44,426,648.30     100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                    704       38,954,090.38          87.68
Investor                       68        2,951,785.21           6.64
Vacation/Second Home            6          238,306.99           0.54
Business                       23        2,282,465.72           5.14
--------------------------------------------------------------------------
Total..................       801 $     44,426,648.30         100.00%
==========================================================================


                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        570              34,558,838.54        77.79
2                        231               9,867,809.76        22.21
--------------------------------------------------------------------------
Total...............     801             $ 4,426,648.30       100.00%
==========================================================================




                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                             Percentage of
                                            Aggregate        Cut-Off Date
                             Number of       Unpaid            Aggregate
                             Mortgage       Principal          Principal
    Amortization               Loans         Balance            Balance

Fully Amortizing                 468      26,545,804.88          59.75
Partially Amortizing             333      17,880,843.42          40.25
--------------------------------------------------------------------------
Total..................          801    $ 44,426,648.30         100.00%
==========================================================================


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.